Exhibit 99.1

Revlon to Seek Dismissal of Flawed UMB Bank Litigation Claim

Company is Focused on Continuing to Execute Successfully on its Transformation Plan

NEW YORK--(BUSINESS WIRE)--August 14, 2020--Revlon, Inc. (NYSE: REV) today commented on litigation recently brought against the Company by UMB Bank NA (“UMB”):

“This is a baseless lawsuit brought by UMB – who has no standing to even sue – and directed by a group of desperate lenders seeking to enrich themselves by harming Revlon. We plan to seek dismissal of the suit and will continue to vigorously defend ourselves against these meritless accusations. Most importantly, we will continue to focus on successfully managing through the impacts of the global pandemic while executing against our strategic plan.

The lenders had plenty of time and many opportunities to attempt to legally block any of these financing transactions. They did not do so – likely because they recognized that no court would support their ploy to profiteer in a crisis. As we made very clear, these transactions were necessary for Revlon, an iconic American company and employer of 6,500 people, to continue to execute on its transformation plan. As part of this plan, we have taken aggressive steps to mitigate the effects of Covid-19, which enabled us to greatly reduce the pandemic’s impact to profitability in the second quarter. We also continue to deliver against the objectives of the Revlon 2020 Restructuring Program – while focusing on stabilizing the business, growing e-commerce and building the foundation for future growth.

Now, months after the last transaction mentioned in the suit closed, these lenders are attempting to re-write history by targeting Revlon and some of the most distinguished banks and financial services companies in the country – including Citibank, N.A. and Jefferies LLC. This lawsuit is nothing more than the latest unsubstantiated and misguided action from a group that has no legal grounds to stand on.”

PJT Partners is acting as financial advisor to Revlon and Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal advisor to the Company.

About Revlon

Revlon has developed a long-standing reputation as a color authority and beauty trendsetter in the world of color cosmetics and hair care. Since its breakthrough launch of the first opaque nail enamel in 1932, Revlon has provided consumers with high quality product innovation, performance and sophisticated glamour. In 2016, Revlon acquired the iconic Elizabeth Arden company and its portfolio of brands, including its leading designer, heritage and celebrity fragrances. Today, Revlon's diversified portfolio of brands is sold in approximately 150 countries around the world in most retail distribution channels, including prestige, salon, mass, and online. Revlon is among the leading global beauty companies, with some of the world’s most iconic and desired brands and product offerings in color cosmetics, skin care, hair color, hair care and fragrances under brands such as Revlon, Revlon Professional, Elizabeth Arden, Almay, Mitchum, CND, American Crew, Creme of Nature, Cutex, Juicy Couture, Elizabeth Taylor, Britney Spears, Curve, John Varvatos, Christina Aguilera and AllSaints.

Forward-Looking Statements

Statements made in this press release, which are not historical facts, are forward-looking and are provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic or industry conditions and/or conditions in the Company’s reportable segments; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments and/or events arising after the issuance of this press release, except for the Company's ongoing obligations under the U.S. federal securities laws. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on preliminary or potentially inaccurate estimates and assumptions that could cause actual results to differ materially from those expected or implied by the estimated financial information. Such forward-looking statements include, among other things: (i) the Company’s plans to seek dismissal of the lawsuit brought by UMB; (ii) the Company’s belief that UMB has no standing to bring such a claim; (iii) the Company’s plans to defend itself from UMB’s meritless claims; (iv) the Company’s plans to remain focused on continuing to execute successfully on its Transformation Plan and continue to focus on successfully managing through the impacts of the global pandemic while executing against our strategic plan; and (v) the Company’s plans to continue to deliver against the objectives of the Revlon 2020 Restructuring Program – while focusing on stabilizing the business, growing e-commerce and building the foundation for future growth. Actual results may differ materially from the Company's forward-looking statements for a number of reasons, including as a result of the risks and other items described in Revlon’s filings with the SEC, including, without limitation, in Revlon’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and amendments thereto, if any, filed with the SEC during 2019 and 2020 (which may be viewed on the SEC’s website at http://www.sec.gov or on Revlon, Inc.’s website at http://www.revloninc.com). Additional important factors that could cause actual results to differ materially from those indicated by the Company’s forward-looking statements include: (i) difficulties or delays that could affect the Company's ability to dismiss the UMB lawsuit and/or defend against the claims, in whole or in part, and/or other unanticipated adverse developments with respect to the litigation that could adversely affect the Company's business, prospects, results of operations, financial condition and/or cash flows; (ii) unanticipated costs or difficulties or delays in completing projects associated with continuing to execute the Company's Transformation Plan and related business initiatives or lower than expected revenues or the inability to create value through improving the Company's financial performance as a result of such initiatives, including lower than expected sales, or higher than expected costs, including as may arise from any additional repositioning, repackaging or reformulating of one or more brands or product lines, launching of new product lines, including higher than expected expenses, including for sales returns, for launching its new products, acquiring businesses or brands (including through licensing transactions, if any), divesting or discontinuing non-core business lines (which may include exiting certain territories or converting the Company's go-to-trade structure in certain countries to other business models), further refining its approach to retail merchandising and/or difficulties, delays or increased costs in connection with taking further actions to optimize the Company's manufacturing, sourcing, supply chain or organizational size and structure, as well as the unavailability of cash generated by operations, cash on hand and/or funds under the Amended 2016 Revolving Credit Facility, the Amended 2019 Senior Line of Credit Facility and/or other permissible borrowings and/or from other permissible additional sources of capital to fund such potential activities, as well as the unavailability of funds due to potential mandatory repayment obligations under the 2018 Foreign Asset-Based Term Facility; and/or (iii) difficulties, delays in or less than expected results from the Company's efforts to execute on its Revlon 2020 Restructuring Program, including, without limitation, difficulties with, delays in or the inability to achieve the Company’s expected results from such program and/or more than expected costs in implementing such programs, which could cause the Company not to realize the projected cost reductions, such as due to, among other things, the Company’s business experiencing greater than anticipated disruptions due to COVID-19 related uncertainty or other related factors making it more difficult to maintain relationships with employees, business partners or governmental entities and/or other unanticipated circumstances, trends or events affecting the Company’s financial performance. Factors other than those referred to above could also cause Revlon’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, Revlon’s website or other websites referenced herein shall not be incorporated by reference into this press release.

Contacts

Investor Relations:
(212) 527-4040 or Eric.warren@revlon.com

Media:
Sloane & Company
Dan Zacchei / Joe Germani
dzacchei@sloanepr.com / jgermani@sloanepr.com